UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION
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Exchange Act of 1934 (Amendment No.      )

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KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 5, 2007
To Our Stockholders
The Annual Meeting of Stockholders (the “Annual Meeting”) of KMA Global Solutions International, Inc. (the “Company”) will be held at 100 Britannia Road East, Mississauga, Ontario, Canada on December 5, 2007 at 10:00 a.m. EST, for the following purposes:
1.	To elect three directors, each to serve for a one-year term;

2.	To ratify the appointment of McGovern, Hurley, Cunningham, LLP as the Company’s independent auditors for the fiscal year ending January 31, 2008; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Only stockholders of record at the close of business on November 1, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of those stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive offices of the Company, 5570 Kennedy Road, Mississauga, Ontario, Canada, for a period of ten days prior to the Annual Meeting.
Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed, post-paid envelope. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.
By order of the Board of Directors,
/s/ William Randal Fisher
Corporate Secretary
November 9, 2007

ELECTION OF DIRECTORS
NOMINEES FOR DIRECTOR
BOARD OF DIRECTORS
INDEPENDENT AUDITORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE BOARD OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
BOARD OF DIRECTORS’ COMPENSATION REPORT
EXECUTIVE OFFICER COMPENSATION
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT TO STOCKHOLDERS
SHAREHOLDERS SHARING THE SAME ADDRESS
OTHER BUSINESS

KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.
5570A Kennedy Road
Mississauga, Ontario, Canada L4Z2A9
PROXY STATEMENT
Annual Meeting of Stockholders
December 5, 2007
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of KMA Global Solutions International, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 100 Britannia Road East, Mississauga, Ontario, Canada, on December 5, 2007, at 10:00 a.m. EST.
Each holder of record of shares of Common Stock, $0.001 par value, of the Company (the “Common Stock”) at the close of business on November 1, 2007 (the “Record Date”), is entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof and will have one vote on each matter considered for each share held on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On the Record Date, there were 75,333,319 shares of Common Stock outstanding.
If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors for those items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting or any adjournment thereof. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.
You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person.
The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional materials which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding those materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefor. The Company may also employ a professional proxy solicitation service and if so will pay all costs of that solicitor. This Proxy Statement and the related proxy card are first being sent or given to stockholders on or about November 9, 2007.

ELECTION OF DIRECTORS
Currently, the Board of Directors consists of three persons, each with a term of office ending at the Annual Meeting. The Board of Directors has nominated the three current directors, Messrs. Reid, Foster and McBride to stand for re-election as Directors to serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified. Due to his other professional commitments, on October 24, 2007, Mr. Riley resigned and was replaced by Mr. Foster.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. The nominees receiving the highest number of votes cast will be elected. If any of the nominees is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for another nominee who will be designated by the Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a Director. If additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them for the nominees recommended by the Board of Directors.
NOMINEES FOR DIRECTOR
Nominees to Serve Until the Next Annual Meeting:
Jeffrey D. Reid, age 48, has been the Chief Executive Officer of the Company’s operating subsidiary, KMA Global Solutions Inc. (“KMA (Canada)”), since its inception in 1996. Mr. Reid became President, Chief Executive Officer and Chairman of the Board of the Company in March 2006. Mr. Reid has over 20 years of experience in manufacturing in China and North America, and marketing and sales in the North American and European markets. Prior to joining KMA (Canada), he owned and operated Lux Trading Company Limited prior to which he was General Manager of Avon Sportswear. Mr. Reid holds a Bachelor of Commerce from the University of Windsor, Ontario.
Daniel K. Foster, age 55, was appointed a director of the Company on October 24, 2007. Mr. Foster is a chartered accountant with over 30 years experience in public accounting, industry and investment management. For the past five years Mr. Foster has been the Investment Manager for a Canadian pension fund located in Toronto, Ontario. Mr. Foster holds a Bachelor of Commerce from the University of Toronto and is a member in good standing of the Institute of Chartered Accountants of Ontario and the Pension Investment Association of Canada.
Michael McBride, age 51, was elected Director of the Company in March 2006. Mr. McBride is a member in good standing of the Law Society of Upper Canada and has practiced in the area of general corporate and real estate law as a partner in the law firm McBride Wallace Laurent & Cord LLP since 1982.
The Board of Directors unanimously recommends that the Company’s stockholders vote FOR election of the nominees listed above.
BOARD OF DIRECTORS
Independence
Although the Company’s securities are not quoted on NASDAQ, the Company has elected to apply the NASDAQ Global Market Rules regarding the definition of “independence” for the members of the Board of Directors. Under Nasdaq rules, an “independent director” of a company means a person (other than an officer or employee of the company or its subsidiaries) who, in the opinion of the company’s board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under the NASDAQ Marketplace Rules, Messrs. Foster and McBride qualify as “independent.” Independent directors, therefore, represent a majority of the Board.
The Company’s independent directors meet in executive session at least four time a year and may meet more frequently as they determine is necessary. Mr. McBride serves as chairman of each meeting of independent directors.
Communication with the Board
Stockholders who wish to communicate with the Board should address their communications to the Company’s Corporate Secretary, William Randal Fisher, at KMA Global Solutions International, Inc., 5570A Kennedy Road, Mississauga, Ontario, Canada L4Z2A9. He will review each such communication and forward it to the appropriate Board member or members as he deems appropriate.
Board Nomination Policy
The Board does not have a separate nominating committee; the entire Board of Directors serves this function. The Board has not adopted a formal written policy regarding the nomination process. The Board is responsible for identifying, evaluating, and recommending individuals qualified to be appointed to the Board or to stand for election to the Board at a meeting of the stockholders.
In evaluating candidates for nomination to the Board, the Board takes into account the applicable requirements for directors under the Nasdaq rules as well as the standards for serving on the Board’s Audit Committee under the Securities Exchange Act of 1934 (the “Exchange Act”). The Board may take into consideration such other factors and criteria as they deem appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity and business or other experience.
Generally, the Board will consider candidates who have experience as a board member or senior officer of a company or who are generally recognized in a relevant field as a well-regarded practitioner, faculty member or senior government officer. The Board will also evaluate whether a candidate’s skills and experience are complementary to the existing Board members’ skills and experience as well as the Board’s need for operational, management, financial, international, technological or other expertise. The Board will interview candidates who meet the criteria and then select nominees that they believe best suit the Board’s needs.
The Board will consider qualified candidates for director nominees suggested by stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Company’s Corporate Secretary, William Randal Fisher, at KMA Global Solutions International, Inc., 5570A Kennedy Road, Mississauga, Ontario, Canada L4Z2A9. Submissions that are received that meet the criteria described above will be forwarded to the Board for further review and consideration. The Board does not intend to evaluate candidates proposed by stockholders any differently than other candidates.
Directors’ Meetings
The Board of Directors held seven meetings during the fiscal year ended January 31, 2007 (the “2007 Fiscal Year”).
The Board of Directors does not have an Audit Committee. Therefore, the Board of Directors monitors the Company’s internal control over financial reporting and disclosure control and procedures. Mr. Foster currently qualifies as an “audit committee financial expert” for purposes of SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002.
The Board of Directors does not have a Compensation Committee. As such, the Board is responsible for the evaluation and approval of stock option grants and executive compensation. With the exception of Mr. Reid, each member of the Board is an “independent director” under the Nasdaq rules.
For the 2007 Fiscal Year, no director attended less than 75% of all of the combined total meetings of the board. The Company encourages, but does not require, its directors to attend the annual meeting of stockholders. All of the Company’s then directors attended the previous annual meeting of stockholders.
Code of Ethics
The Company has a Code of Ethics that applies to all Company employees, including its Chief Executive Officer, as well as members of the Board of Directors. The Code of Ethics was filed as Exhibit 14 to the Company’s 10-KSB filed with Securities and Exchange Commission on May 1, 2007.
Director Compensation
The Company has not compensated any director for service on the Board of Directors. However, the Company has recently adopted a stock option plan and in the future intends to compensate the Company’s directors with grants under said stock option plan.
INDEPENDENT AUDITORS
McGovern, Hurley, Cunningham, LLP (“McGovern”) served as the Company’s independent auditors for the fiscal year ended January 31, 2007. Representatives of McGovern are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. McGovern’s representatives will also be given the opportunity to make a statement, if they desire to do so.
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS
The Board of Directors has appointed McGovern as the Company’s independent auditors for the fiscal year ending January 31, 2008. Approval of the proposal to ratify the appointment of McGovern requires the affirmative vote of a majority of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon. If the appointment is not ratified, the appointment of other independent auditors will be considered by the Board. Abstentions will have the same effect as votes against the proposal. Shares not voted by a broker acting as nominee because the broker lacks discretionary authority to vote will be considered as not being in attendance for the vote on the proposal.
The Board of Directors unanimously recommends that the Company’s stockholders vote FOR approval of the proposal to ratify the appointment of McGovern as the Company’s independent auditors for the fiscal year ending January 31, 2008.

REPORT OF THE BOARD OF DIRECTORS
KMA Global Solutions International, Inc.’s Board of Directors is composed of two independent directors and the Company’s Chief Executive Officer and President. Among other things, the Board is responsible for the appointment, compensation and oversight of the Company’s independent auditors.
Management is responsible for the Company’s financial statements, internal control over financial reporting, and disclosure controls and procedures. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Board’s responsibility is to monitor and oversee these processes.
In this context, the Board has met and held discussions with management and the independent auditors with respect to the Company’s audited financial statements. Management represented to the Board that the Company’s consolidated financial statements as of and for the year ended January 31, 2007 were prepared in accordance with generally accepted accounting principles, and the Board has reviewed and discussed the consolidated financial statements with management and the independent auditors. Specifically, the Board has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and any other matters required to be discussed under generally accepted auditing standards. In addition, prior to the filing of the Company’s Form 10-KSB for the year ended January 31, 2007, the Board followed the guidance in SEC Financial Release No. 60, Cautionary Advice Regarding Disclosure About Critical Accounting Policies and, accordingly, reviewed the selection, application and disclosure of the critical accounting policies of the Company.
During 2007 and 2006, the Company retained its principal auditors, McGovern, in several capacities. The following table sets forth the aggregate fees billed to us by McGovern, Hurley, Cunningham, LLP in connection with various audit and other services provided to us throughout fiscal years 2007 and 2006:

Service	2007 Fees Billed ($)	2006 Fees Billed ($)
Audit Fees	$45,000	$26,950
Audit-Related	$46,500	$0
Fees(1)
Tax Fees(2)	$2,500	$2,000
All Other Fees(3)	$0	$0
(1)	Audit-Related Fees represent amounts billed in connection with (i) the review of financial statements included in the Company’s Forms 10-QSB, and (ii) the Form SB-2 Registration Statement filed by the Company with the SEC on March 12, 2007.

(2)	Tax Fees represent amounts billed for tax services during 2007 and 2006.

(3)	All Other Fees represent amounts billed for all other services performed. No All Other Fees were billed during 2007 or 2006.
Engagement Policies
The Board of Directors pre-approves all audit and permissible non-audit services provided by our independent auditors. Where feasible, the Board considers and, when appropriate, pre-approves services at regularly scheduled meetings after disclosure by management and the auditors of the nature of the proposed services, the estimated fees (when available), and their opinions that the services will not impair the auditors’ independence. The Board has authorized its Chairman (or any committee member in the

Chairman’s absence) to pre-approve (when appropriate) audit and permissible non-audit services when pre-approval is necessary prior to the next committee meeting, and such person must report to the Board at its next meeting with respect to all services so pre-approved by him or her.
The Board has received and reviewed these figures as well as the written disclosures and the letter from the independent public auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors their independence, including consideration of the compatibility of non-audit services with that firm’s independence. Based upon these reviews and discussions, the Board has affirmed the independence of the Company’s principal auditors.
Based on the reviews and discussions referred to above, and relying thereon, the Board recommended that the financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the year ended January 31, 2007 filed with the Securities and Exchange Commission.
The foregoing report has been furnished by the incumbent members of the Board as set forth below:
Jeffrey D. Reid — Chairman
Michael McBride
Executive Officers
Our executive officers are as follows:

Name	Age	Position
Jeffrey D. Reid	48	Chief Executive Officer, President and Chairman of the Board of Directors
William Randal Fisher	47	Secretary/Treasurer
Laura Wilkes	49	President, KMA Global Solutions (Hong Kong) Ltd.
Norm Nowlan	52	Vice President of Operations for KMA (Canada)
Scott Dixon	50	President KMA (Canada)
The business experience during the past five years of each of the persons presently listed above as an Officer of the Company is as follows:
Jeffrey D. Reid, has been the Chief Executive Officer of KMA (Canada) since its inception in 1996. Mr. Reid became President, Chief Executive Officer and Chairman of the Board of the Company in March 2006. Mr. Reid has over 20 years of experience in manufacturing in China and North America, and marketing and sales in the North American and European markets. Prior to joining KMA (Canada), he owned and operated Lux Trading Company Limited prior to which he was General Manager of Avon Sportswear. Mr. Reid holds a Bachelor of Commerce from the University of Windsor, Ontario.
William Randal Fisher, Secretary and Treasurer for the Company since March 2006, brings extensive knowledge and experience in retail manufacturing and packaging, including expertise in customer order management, shipping and computer related interface. Prior to joining the Company, Mr. Fisher managed a team of nearly 400 people as the Packaging, Warehouse & Distribution Manager for Panasonic Disc Services Corporation. Operating in the DVD & Game Entertainment area, Mr. Fisher was responsible for implementation of ISO 9002/1401 certification as well as integration of WMS & RF technology into supply chain processes.
Laura Wilkes, President, KMA Global Solutions (Hong Kong) Ltd., is responsible for leadership of the Company’s operations and sales team in Hong Kong and the distributor network in Asia, including strategic planning, business development, and ongoing improvement of operations. She also currently acts as the senior financial manager coordinating all internal finance functions and leading all external liaison with vendors. Mrs. Wilkes has over 25 years of varied operational experience to the company, and previously served as a Plant Controller with Kellogg Canada.
Norm Nowlan, Vice President of Operations, joined the Company’s executive team as Vice President, Operations in May of 2006. Norm comes directly to the Company from the Canadian discount icon, SAAN Stores Ltd, where he gained more than 30 years of retail experience, much of it spent in the executive ranks leading such functional departments as Operations and Business Development. His experience and broad knowledge of the retail landscape throughout North America will prove invaluable to the Company as we execute our strategic plans for growth.
Scott Dixon, has been the President of KMA (Canada) since May of 2007. He previously served as Vice President of Business Development after joining the Company in April of 2006. He has a history of leading subsidiary operations of multinational corporations into new markets and brings to the Company more than 25 years of EAS expertise specializing in retail loss prevention and source-tagging to prevent theft and inventory loss. From 2004 until 2005, he was Vice President and General Manager of Novar Controls Ltd., where he led the launch of a new division: Novar Integrated Security Services. Novar Controls was subsequently acquired by Honeywell. Prior to his term at Novar, Mr. Dixon was Vice President and General Manager of ADT Security Services Canada Ltd., following the acquisition of Sensormatic Canada by Tyco Fire and Security, the continuation of a role that began in 1990 as President & Managing Director of Sensormatic Canada Inc.
No officer or affiliate of the Company has, within the past five years, filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment, or decree involving the violation of any state or federal securities laws.
Agreements with Executive Officers
Jeffrey D. Reid entered into an employment agreement as Chief Executive Officer reporting to the Board of Directors of the Company as of March 9, 2006. Mr. Reid’s contract is a renewable three year contract and provides for annual remuneration of $200,000, exclusive of bonuses, benefits and other compensation. Mr. Reid will be entitled to earn options to purchase up to 100,000 shares of the Company’s common stock per year subject to meeting certain objectives and milestones to be determined once a company stock option plan has been established. The milestones required for Mr. Reid to receive cash bonuses revolve around Company top-line revenue targets. Mr. Reid will be entitled to a $50,000 cash bonus if sales of $25 million are achieved in any year, a $100,000 cash bonus if sales of $40 million are achieved in any year, and $150,000 cash bonus if sales of $65 million are achieved in any year. Benefits specifically refer to a package which includes medical and life insurance. Other compensation refers to the use of a Company vehicle as well as stock options if applicable. Mr. Reid has entered into a non-competition agreement and non-solicitation agreement which extend for a period of one year following the termination of his employment with the Company. Mr. Reid is subject to termination provisions commensurate with his position which includes a severance of not less than two years’ salary upon termination of his employment with the company. Mr. Reid’s contract does not contemplate “change in control” benefits.
All other employees of the Company, including our executive officers, are employed at will and have not yet entered into an employment agreement with the Company. William Randal Fisher, Norm Nowlan, Laura Wilkes and Scott Dixon are currently the only executive officers of the Company.

Board of Directors Interlocks and Insider Participation
With the exception of Mr. Reid, no current member of the Board is or was an officer or employee of the Company or any of its subsidiaries. Furthermore, no member of the Board has any relationship requiring disclosure under Item 404 of Regulation S-K. Finally, no executive officer of the Company served during the fiscal year ended January 31, 2007 as a director or a member of the compensation committee of any entity that had an executive officer serving as a director of the Company.
Transactions with Related Persons and the Company’s Approval Policy
For fiscal year ended January 31, 2006, the Company loaned money to Jeffrey D. Reid, its founder and major shareholder. The loan was a demand loan bearing an annual interest rate of 2% that was fully repaid on March 9, 2006. For the 2007 Fiscal Year, there were no transactions that required disclosure under Item 404(a) of Regulation S-K. Any future transactions will be reviewed and approved by the Board.
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Policies
The Company’s continuing objective is to provide superior, sustainable value to its shareholders while providing competitive compensation opportunities that will attract, retain and reward leadership and critical talent. The Company provides all employees with an opportunity to increase annual compensation based on individual and team performance relative to specific criteria and objectives that are aligned with Company success drivers. To do this, the Company places a portion of employee compensation at risk with the performance of the Company, the operating group and the individual.
Executive compensation consists of salary, annual incentive compensation, general employee benefits and other minor benefits. In determining the executive compensation structure, the Board considers current Company objectives, publicly available information and recommendations of the Chief Executive Officer.
Salaries
The Company does not have a formal salary program with salary grades and salary ranges. Instead, salary increases are awarded periodically based on individual performance, when allowed by economic conditions.
Annual Incentive Compensation
In the 2007 Fiscal Year, the Company provided an opportunity for its management and other employees to earn annual cash bonuses subject to meeting certain objectives and milestones. Specific performance metrics differed among employees and were selected and weighted based on their importance to the Company’s strategic objectives and the ability of the employee in question to impact each metric. The Board of Directors believe that the metrics selected for the 2007 Fiscal Year were consistent with those used by organizations similar to the Company in either size or industry segment. Applying the above metrics, the Company paid no incentive compensation bonuses to employees of the Company.

Stock Option Plan
The Company has recently adopted a stock option plan, which will give employees an equity stake in the financial success of the Company, with grants determined by the Board of Directors based on position and responsibility. Certain Company employees will likely receive a stock option in the near future. Additional grants will likely be made annually, generally at the Vice President level and above, when the Board of Directors, in consultation with the Chief Executive Officer, deems such grants serve the best interests of the Company.
Chief Executive Officer Compensation
The Board of Directors is responsible for evaluating and setting compensation for the Chief Executive Officer. In doing so, the Board typically considers the compensation of similarly placed executives at other companies, as well as individual and Company performance. Increases or decreases in compensation are awarded periodically based on individual and Company performance. Mr. Reid’s annual salary was set at $200,000 upon his becoming Chief Executive Officer of the Company, and has not since changed.
BOARD OF DIRECTORS’ COMPENSATION REPORT
The Board of Directors is responsible for evaluating and approving executive compensation consists of salary, annual incentive compensation, general employee benefits and other minor benefits. As such, the then members of the Board of Directors met and held discussions with management with respect to the Company’s Compensation Discussion and Analysis. Based on these reviews and discussions, and relying thereon, we, the incumbent members of the Board of Directors, recommended that the compensation discussion and analysis be included in the Company’s Proxy Statement for the 2007 Annual Meeting.
The foregoing report has been furnished by the incumbent members of the Board as set forth below:
Jeffrey D. Reid — Chairman
Michael McBride

EXECUTIVE OFFICER COMPENSATION
The following table sets forth summary information concerning the compensation during the periods indicated of those executive officers of the Company for which such disclosure is required (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Non-
Equity
						Incentive		All
						Plan	Nonqualified	Other
Name and				Stock	Option	Compen-	Deferred	Compen-
Principal		Salary	Bonus	Awards	Awards	sation	Compensation	sation		Total
Position	Year	($)	($)	($)	($)	($)	Earnings	($)		($)
Jeffrey D. Reid,	February	105,811	—	—	—	—	—	9,415	(1)	115,226
Chief Executive	1,2006 --
Officer and	January
President	31, 2007
(principal executive officer)
Laura Wilkes,	February	105,811	—	—	—	—	—	8,459	(2)	114,270
President of	1,2006 --
KMA Global	January
Solutions (Hong	31, 2007
Kong) Ltd.
Norm Nolan, Vice	February	96,993	—	—	—	—	—	10,009	(1)	107,002
President of	1,2006 --
Operations for KMA	January
(Canada)	31, 2007
Scott Dixon,	February	107,465	—	—	—	—	—	—		107,465
President of KMA	1,2006 --
(Canada)	January
31, 2007
(1)	This amount is comprised of leased automobile and insurance payments.

(2)	This amount is comprised of an automobile allowance.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The table below shows the amount of our common stock beneficially owned by (a) each stockholder known to our management to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (b) each of our directors and named executive officers and (c) all current directors and executive officers as a group. Unless otherwise stated, the address for each person in the table is 5570A Kennedy Road, Mississauga, Ontario, Canada L4Z2A9.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with regard to all shares beneficially owned. The percentage of outstanding shares beneficially owned by each person is calculated based on the 75,333,319 outstanding shares of the Company’s common stock as of November 1, 2007, plus the shares that such person has the right to acquire as of November 1, 2007 or within 60 days thereafter upon the exercise of conversion rights and options, but excludes shares of common stock underlying options held by other persons. We are presenting ownership information as of November 1, 2007.

	Number of Shares		Percentage of Shares
Name of Beneficial Owner	Beneficially Owned		(%)
Jeffrey D. Reid	21,760,000	(1)	28.85%
Laura Wilkes	0		0
Norm Nowlan	0		0
Scott Dixon	8,000		0.01%
Michael McBride	67,500	(2)	0.09%
Daniel K. Foster	15,0000		0.02%
All directors and named executive officers as a group (6 individuals)	21,835,500 - jointly		28.97%
KMA Global Solutions, LLC	21,760,000		28.97%
(1)	Jeffrey D. Reid, as the sole shareholder of KMA LLC, is the beneficial ownership of 21,760,000 Exchangeable Shares, which pursuant to the Exchange Agreement between the Company and KMA LLC, are exchangeable into 21,760,000 shares of the Company.

(2)	Includes 30,000 shares held by Kim McBride, Mr. Michael McBride’s spouse.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS
The following table sets forth information as of January 31, 2007 concerning securities that are authorized under the Company’s equity compensation plans.

			(c)
			Number of securities
	(a)	(b)	remaining available for
	Number of securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation
	exercise of	outstanding	plans (excluding
	outstanding options,	options, warrants	securities reflected in
Plan Category	warrants and rights	and rights	column (a))
Equity compensation plans approved by security holders	0	$0	0
Equity compensation plans not approved by security holders	0	$0	0
Total	0	$0	0
STOCKHOLDER PROPOSALS
Shareholder proposals intended to be included in the proxy statement and presented at the 2008 Annual Meeting must be received by the Company no later than June 1, 2008, and the proposals must meet certain eligibility requirements of the Securities and Exchange Commission. Proposals may be mailed to William Randall Fisher, Secretary, KMA Global Solutions International, Inc., 5570A Kennedy Road, Mississauga, Ontario, Canada L4Z2A9.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10 percent of a registered class of the Company’s equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company has determined that all Reporting Persons complied with all filing requirements applicable to them in the fiscal year ended January 31, 2007.
ANNUAL REPORT TO STOCKHOLDERS
A copy of the Company’s Annual Report on Form 10-KSB for the year ended January 31, 2007, without exhibits, accompanies this Proxy Statement. Financial inquiries should be directed to Jeffrey D. Reid, Chief Executive Officer, President and Chief Financial Officer, KMA Global Solutions International, Inc., 5570A Kennedy Road, Mississauga, Ontario, Canada L4Z2A9. Telephone (905) 568-5220.

SHAREHOLDERS SHARING THE SAME ADDRESS
To reduce the expenses of delivering duplicate proxy materials, we are taking advantage of the Securities and Exchange Commission’s “householding” rules that permit us to deliver only one set of proxy materials to shareholders who share the same address, unless otherwise requested. Any record shareholder, who shares an address with another record shareholder and who has received only one set of proxy materials, may receive a separate copy of these materials, without charge, upon written request addressed to Jeffrey D. Reid, Chief Executive Officer and President, KMA Global Solutions International, Inc., 5570A Kennedy Road, Mississauga, Ontario, Canada L4Z2A9. Telephone (905) 568-5220.
OTHER BUSINESS
The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

PROXY
KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD [MEETING DATE]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of KMA Global Solutions International, Inc. (the “Company”) does hereby acknowledge receipt of Notice of Annual Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint Jeffrey D. Reid and William Fisher, or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held at 100 Britannia Road East, Mississauga, Ontario, Canada on December 5, 2007, starting at 10:00 a.m. EST and at any adjournment thereof, as indicated on the reverse side.
(Please date and sign on reverse side)

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This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for all of the nominees listed in Proposal 1 and in favor of the ratification set forth in Proposal 2.

1. The election of Directors:	2. Proposal to ratify the appointment of McGovern, Hurley, Cunningham, LLP as the Company’s independent auditors for the fiscal year ending January 31, 2008.	3. As such proxies may in their discretion determine upon such other matters as may properly come before the meeting or any adjournment thereof.

INSTRUCTIONS: To withhold authority to vote for any nominee, strike the nominee’s name.	INSTRUCTIONS: Please mark appropriate box ☒:

Nominees:
FOR: ☐
Jeffrey D. Reid
Michael McBride
Daniel K. Foster	AGAINST: ☐
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU ON THIS CARD. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN FAVOR OF THE RATIFICATION SET FORTH IN PROPOSAL 2. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.
You are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.
When signing the proxy, please take care to have the signature conform to the stockholder’s name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.

Dated: ____________, 2007	Signature
Signature if held jointly

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